UNANIMOUS CONSENT IN LIEU OF A SPECIAL
                             MEETING OF DIRECTORS OF
                           CHAMPIONLYTE HOLDINGS, INC

      The undersigned, being all of the directors of CHAMPIONLYTE HOLDINGS, INC., a corporation of the State of Florida, ("CORPORATION"), does hereby authorize and approve the actions set forth in the following resolutions without the formality of convening a meeting, and does hereby consent to the following action of this Corporation, which actions are hereby deemed effective as of the date hereof:

            RESOLVED, that the Board of Directors of the CORPORATION hereby approves the issuance of 10,000 shares of common stock of the CORPORATION to Edward Donato for consulting services rendered to the CORPORATION. Such shares are restricted in accordance with Rule 144 of the Securities Act of 1933.

            FURTHER RESOLVED, that each of the officers of the CORPORATION be, and they hereby are authorized and empowered to execute and deliver such documents, instruments and papers and to take any and all other action as they or any of them may deem necessary or appropriate for the purpose of carrying out the intent of the foregoing resolutions; and that the authority of such officers to execute and deliver any such documents, instruments and papers and to take any such other action shall be conclusively evidenced by their execution and delivery thereof or their taking thereof.

      The undersigned, by affixing their signatures hereto, do hereby consent to, authorize and approve the foregoing actions in their capacity as all of the directors of CHAMPIONLYTE HOLDINGS, INC.

Dated: June 15, 2003


s/s David Goldberg                      s/s Thad Kaplan
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DAVID GOLDBERG                          THAD KAPLAN


s/s Steve Field
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STEVE FIELD                             MARSHALL KANNER